United States
Securities and Exchange Commission
Washington, D.C.  20549
www.sec.gov

FORM 8-K
CURRENT REPORT
Pursuant to Section 13(a) or 15(d) of
the Securities Exchange Act of 1934

Date of This Report:
January 26, 2005



CARTOON ACQUISITION, INC.
(Exact Name of Registrant as Specified
in its Charter)

Delaware
(State of Incorporation)

000-50411
(Commission File Number)

20-0269287
(Federal Employer I.D. No.)


Suite 900
14 Franklin Street
Rochester, New York 14604-1506
(Street Address of Principal Executive
Office)

(585) 495-6907
(Registrant's Telephone Number
Including Area Code)
Telecopier: (585) 486-1288
E-Mail:
cartooninvestors@rochester.rr.com

Check the appropriate box below if the
Form 8-K filing is intended to
simultaneously satisfy the filing
obligation of the Registrant under any
of the following provisions:

[ ]	Written communications pursuant
to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]	Soliciting material pursuant to
Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[ ]	Pre-commencement communications
pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications
pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

The Registrant is submitting this Form
8-K filing to report current and
extraordinary events in accordance
with Section 13 or 15(d) of the
Securities Exchange Act of 1934 and to
report non-public information required
to be disclosed by Regulation FD.

APPLICABLE DISCLOSURES AND
DISCLAIMERS.

This current Report filed with the U.
S. Securities and Exchange Commission
(the "Commission") on Form 8-K (this
"Report") and contains summaries of
the material terms of certain
transactions, events, and prospective
plans of operation, all which the
Registrant believes to be accurate;
however, reference is made to the
appurtenant writings, copies of which
are available at the Registrant's
office, or that are contained in an
exhibit annexed hereto and made a part
hereof by reference thereto.  (Such
summaries are qualified in their
entirety by reference to any such
exhibits.)

NOTICE OF EVENTS BEING REPORTED AND
TIME FOR FILING OF REPORT.

This Report contains information
applicable to the Registrant as of the
date stated on the cover hereof.
However, regrettably, because the
Registrant needed to undergo a period
of transition to become acquainted
with its new senior executive
management (and the new management's
styles and techniques), because the
Registrant needed to undergo a period
adjustment to establish and enact
administrative procedures and systems
of administrative operations that were
absent prior to January 25, 2005, and,
due to the Registrant experiencing a
transitory pecuniary limitation that,
otherwise, would have permitted the
expedient delivery of this Report to
the Commission, it may be determined
the events contained in this Report
were not timely reported.

The Registrant considers the
information in this Report to be
"filed" under the Securities Exchange
Act of 1934; the Commission and the
public are encouraged to refer to the
section and item of this Report
identified as "Section 9 - Financial
Statements and Exhibits" to determine
which exhibits, or portions of
exhibits, are intended to be deemed
"filed" rather than furnished pursuant
to Instruction B.2 of Form 8-K.

The Registrant has identified certain
risks that it may encounter or that may
affect the holders of its common voting
equity securities; therefore, the
Registrant is identifying these risks
in the appropriate sections of this
Report.

The Registrant is only reporting
current events for the period ended,
the date of which is stated hereon;
thus, the Registrant is only providing
information for the applicable sections
and items of this report, without
mention of or reference to any other
sections or items required by Form 8-K.

NOTICE OF APPLICATION OF GENERAL RULES
AND REGULATIONS.

Where permitted or as may be
applicable, the Registrant has elected
to report the information contained in
this filing using the alternate options
available to "small business issuers"
under the rules and regulations stated
in Regulation S-B.  The Registrant is
not the issuer of "asset-backed"
securities, and is not subject to the
rules and regulation enumerated in
Regulation AB.

FURTHER UNDERTAKINGS.

The Registrant, for the events that
occurred during the period described
herein, further agrees (a) to timely
file an amendment or amendments that
reflect a change or changes in the
facts or

ii

 events that, individually or
collectively, represent a fundamental
change in the information contained in
this Report and (b) include any other
information that may be pertinent to
the events described in this Report and
obtained by the Registrant on a date
beyond the date of this Report.

AVAILABLE INFORMATION.

The Registrant is subject to the
reporting requirements of section 13(a)
or section 15(d) of the Securities
Exchange Act of 1934, as amended (the
"Exchange Act"), and, in accordance
therewith, is obligated to file
current, quarterly, annual, and
transitional reports, proxy statements,
and other information with the
Commission, and is obligated to deliver
copies of certain reports and filings
by mail to its shareholders and to
certain other parties, as required by
Federal securities laws.  Such reports,
proxy statements, and other filings may
be inspected and copied at the public
reference facilities maintained by the
Commission at Room 1024, 450 Fifth
Street, N.W., Washington, D.C. 20549.
Copies of said materials may be
obtained at prescribed rates from the
Public Reference Section of the
Commission, 450 Fifth Street, N.W.,
Washington, D.C. 20549 or from the
Commission's Web site, the address of
which is www.sec.gov .

The specific information contained in
this Report has been accumulated,
compiled, and presented in accordance
with the requirements set forth in 17
CFR 243.100 and 17 CFR 243.101.

The Registrant shall permit its
shareholders to ask questions of and
receive answers from the Registrant
concerning any aspect of the
information contained in this Report,
and, if necessary, to obtain additional
information, to the extent the
Registrant possesses such information
or to the extent the Registrant can
acquire such information without
unreasonable effort or unreasonable
expense, in order to verify the
accuracy of the information contained
in this Report to any of its
shareholders.  The Registrant
encourages its shareholders to contact
it; if electronically, to
cartooninvestors@rochester.rr.com, or,
if by mail, to its mailing address,
which is Post Office Box 202, Wyoming,
New York  14591-0202, or to the address
of its principal executive office.

iii

SECTION 2 - FINANCIAL INFORMATION.

ITEM 2.05.	COSTS ASSOCIATED WITH EXIT
OR DISPOSAL ACTIVITIES.

On January 25, 2005, James W.
Margulies, then the Registrant's
senior executive officer and sole
director resigned as the result of a
contractual obligation that resulted
from the effect of a private
securities transaction, whereby
Randolph S. Hudson purchased
approximately 92.5% of the
Registrant's issued and outstanding
common voting equity securities.  (The
transaction between Mr. Margulies and
Mr. Hudson, and the transaction's
affect upon the Registrant's
shareholders, is more fully described
in "Section 3 - Securities and Trading
Markets, Item 3.03 Material
Modifications to Rights of Security
Holders" and in "Section 5 - Corporate
Governance and Management, Item 5.01
Changes in Control of Registrant"
hereinbelow.  In addition, the
Registrant has annexed certain
exhibits to this Report, the index to
which may be located in "Section 9 -
Financial Statements and Exhibits,
Item 9.01 (c) Financial Statements and
Exhibits".  Mr. Margulies' resignation
is further discussed in "Section 5 -
Corporate Governance and Management,
Item 5.02 Departure of Directors or
Principal Officers; Election of
Directors; Appointment of Principal
Officers" hereunder.)  The Registrant
does not consider the accounting
determinations that bound Mr.
Margulies' resignation to be
categorized as becoming subject to the
definition of a plan of termination
described in paragraph 8 of FASB
Statement of Financial Accounting
Standards No. 146 (Accounting for
Costs Associated with Exit or Disposal
Activities); nevertheless, the
Registrant will clarify Mr. Margulies'
entitlements hereinbelow.

Facts.	The Registrant has not
registered, nor does it sponsor or co-
sponsor, any type or form of stock
option plan, stock incentive plan,
employee compensation plan, employee
incentive plan, or other comparable
plans under which it would compensate
employees, either on a current or
deferred basis.  Heretofore, the
Registrant has not filed any
registration statement with the
Commission on Form S-8, or otherwise,
for any compensation or award plan or
program.  Moreover,

a.	Mr. Margulies was not entitled to
receive any compensation for his
employment as the sole officer of the
Registrant, nor was Mr. Margulies
entitled to receive any stipend or
payment for his service to the
Registrant by serving on its Board of
Directors.

b.	Mr. Margulies was not entitled to
receive shares of (i) any common
voting equity securities in the
Registrant or (ii) any debt
securities, convertible or otherwise,
of the Registrant, for his employment
by, or for his services rendered to,
the Registrant.

c.	Mr. Margulies did also
professionally represent the
Registrant as its General Counsel, for
which he claimed no payment or other
compensation was due him by the
Registrant.

Consequently, the Registrant does not
expect to incur any direct or indirect
financial obligations as the result of
Mr. Margulies' departure.

SECTION 3 - SECURITIES AND TRADING
MARKETS.

ITEM 3.03.	MATERIAL MODIFICATIONS TO
RIGHTS OF SECURITY HOLDERS.

Some of the statements made in Item
3.03 of this Report may be deemed to
be "forward-looking statements", as
that term is defined in Section 27A of
the Securities Act of 1933 (15 U.S.C.
77z-2) and in Section 21E of the
Securities Exchange Act of 1934 (15
U.S.C. 78u-5), which are referred to
as "statutory safe harbor" provisions.
Forward-looking statements are not
historical facts; rather, forward-
looking statements are based upon the
opinions and estimates of the
Registrant's management at the time
such statements are made.  Every
forward-looking statement is subject
to inherent risks and uncertainties
that could cause the actual results to
differ materially from the plans,
projections, or expectations expressed
or implied by such statement at the
time the statement was made.  The
Registrant cautions the public not to
place undue influence on these
forward-looking statements, which
speak only as of the date they were
made and may not have been updated in
further filings, schedules, or reports
required to be filed with the
Commission, or with any other body
government.

Certain statements contained in this
section of this Report may infer an
impression of optimism about the
Registrant's beliefs and expectations,
expressed through words such as
"expects", "anticipates", "intends",
"plans", "believes", "seeks",
"estimates", "contemplates",
"prospective", "attempt", "proposed",
and similar expressions or terms,
identify forward looking statements.

A.	Purchase of Supermajority Interest
in the Registrant by Randolph S.
Hudson.

Although the constituent instruments
defining the rights of the holders of
the Registrant's registered common
voting equity securities have not, as
of the date hereof, been materially
modified, and, although the rights
evidenced by the Registrant's
registered common voting equity
securities (which common voting equity
securities constitute the entire and
single class of common stock the
Registrant is authorized to issue)
have not, as of the date hereof, been
materially limited or qualified by the
issuance or modification of any other
class of the Registrant's registered
common voting equity securities.  The
Registrant's shareholders and the
public should be aware that a private
securities transaction that
effectuated the change-in-control of
the Registrant may impair, or
otherwise limit, in the overall, the
action or actions, or the attempt to
act, by the Registrant's existing
shareholders, or prospective
investors, as follows, except by any
act or action by the Registrant's
shareholders that may be offset by
litigation or by an action that could
be categorized those acts or actions
promulgated by persons or entities
exercising their rights as dissenters'
(which rights are enumerated in the

 General Corporation Law of Delaware;
Delaware being the domestic
jurisdiction that enfranchised the
Registrant).

Notwithstanding the Registrant's
statements made hereinabove, on
January 25, 2005, Randolph S. Hudson
purchased approximately 92.5% of the
Registrant's common stock from the
Registrant's former principal
shareholder, James W. Margulies.

As the result of said purchase by Mr.
Hudson, the Registrant is informing
its shareholders and prospective
investors of the following prospective
risks that may be associated with the
ownership of Registrant's shares of
common stock, from the date following
Mr. Hudson's acquisition of
approximately 92.5% of the
Registrant's common stock:

RISKS ASSOCIATED WITH THE REGISTRANT,
GENERALLY.

Expectation of Substantial Future
Losses.  The Registrant expects to
incur substantial further losses in
the near future due to significant
costs associated with its ongoing
business organization and development,
including costs associated with the
prospective or definitive acquisition
of any new business enterprise or by
evaluating and entering into a
prospective or definitive business
combination.  The Registrant can make
no assurance that its operations, if
any, will ever generate sufficient
revenues to fund its evaluation or
continuation of its, yet unrealized,
operations, or that it will ever
generate positive cash flow from its
operations, or that it will attain or
thereafter sustain profitability in
any future period.

Speculative Nature of the Registrant's
Prospective Future Business.  The
success of the Registrant's
organization and development, beyond
the date of this Report, and of any
proposed plan or plans of operation,
will depend largely on the type of
operation or operations, the then
financial condition of the Registrant,
and then the integrity, capability,
and character of the individuals who
are, or will be, appointed to serve as
members of the Registrant's senior
executive management.  While the
Registrant's present Chief Executive
Officer intends to engage in the
business purpose stated in the
Registrant's most recent registration
statement, there can be no assurance
that the Registrant will be successful
in conducting any such stated
business, business purpose, or
business objective.  Furthermore, in
the event the Registrant elects to
complete a business combination, or
similar non-bankruptcy reorganization
(with or without the proceeds from any
future  sale of any of its securities
or debt instruments), the success of
the Registrant's operations may be
dependent upon its senior executive
management's capability to secure
capital or credit accommodations from
another individual, from a group of
individuals, from an entity, or from a
combination of entities; any such
possibility would subject the
Registrant to higher debt levels, the
possibility of the encumbrance of all
or part of the Registrant's assets or
properties (if it were to own or
 to let any assets or properties), and
numerous other factors, the results of
which would be unpredictable and
beyond the Registrant's control. The
merits of the Registrant's
undertakings must be evaluated in
respect of the uncertainties and
complexities that may exist or be
apparent in an early stage development
company with non-existent or extremely
limited capital resources.

The Registrant Does Not Anticipate
Paying Dividends.  The Registrant has
not paid any dividends to the holders
of its common stock from the date of
its incorporation.  Moreover, the
Registrant does not anticipate
disbursing a dividend to the holders
of its common voting equity securities
during the 12-month period following
the date of this Report.

The Registrant May Issue Shares for
the Acquisition of its Properties;
The Registrant May Not Survive a
Business Combination; Issuance of
Future Shares May Dilute Value of
Stockholders' Stock.  The Registrant's
Certificate of Incorporation
authorizes the issuance of a maximum
of 100,000,000 shares of common stock,
$0.0001 par value per share, and
20,000,000 shares of preferred stock,
$0.0001 par value per share.  As of
the date hereof, there are 200,001
shares of common stock outstanding and
no shares of preferred stock
outstanding.  The Registrant may issue
substantial numbers of shares of
either its common voting equity
securities or debt securities, or
both, to pursue one or more business
opportunities, to effect a business
combination with one or more entities,
or to enhance its assets.  Such, or
other, future issuance of all or part
of the remaining authorized common
stock may result in substantial
dilution in the percentage of the
Registrant's common stock then held by
the Registrant's existing
shareholders.  Moreover, any common
stock issued in the future may be
valued on an arbitrary basis by the
Registrant's senior executive
management.  The issuance of the
Registrant's shares for future
acquisitions may have the effect of
diluting the value of shares held by
its shareholders, and might have an
adverse effect on any future market
trading in the Registrant's
securities.  Moreover, if the
Registrant's senior executive
management were to deem it necessary,
for whatever reason, to increase the
Registrant's stated authorized
capital, such further dilution would
have a greater effect upon the
Registrant's shareholders, as is
described hereinabove, except, in
addition to the potential dilution
described hereinabove, such added
stated capital and resultant dilution
may cause some shareholders to own one
or fewer shares, as the result of the
collective effect of the prospective
future events described hereinabove.

The Registrant's Management and
Supermajority Shareholder, on a
Preferential Basis, May Authorize One
or More Anti-Dilution Agreements to
Favor Certain Shareholders or Group of
Shareholders.  The holder-in-
supermajority of the Registrant's
common stock, Randolph S. Hudson, may
direct the Registrant's Board of
Directors to enter into each of one or
more anti-dilution agreements with
each of one or more of the
Registrant's current or future
shareholders, depending on the rights
and preferences associated
 with their shares and under the
relative terms governing the
subscription for their shares in the
Registrant.  If this were to occur,
or, if Mr. Hudson was to organize
current or future shareholders to vote
in accord with him under a voting
trust or other form of voting
agreement, each of the then existing
minority shareholders, or each of the
other shareholders whom or which would
not be a party to any such anti-
dilution or voting agreements, may
have to acquiesce to Mr. Hudson's
choice on the Registrant's plan of
action, or they may have to acquiesce
to the voting group's plan or plans of
action without being able to input
their suggestions for any plan for the
Registrant's future development.

The Registrant's Ability to Implement
any Future Business Plan.  The
Registrant's present business plan,
modeled from the business purpose it
last stated in its most recently filed
Form 10-SB Registration Statement, is
to effect a business combination with
one or more qualified entities and/or
to identify and enter into a suitable
business transaction with one or more
entities.  The success of the
Registrant's ability to effect its
business plan, and its capability to
develop an operating-stage business,
whereby, it would be required to
timely implement its entire plan of
operations in its selected field of
business  would require an effective
planning and management process.  The
Registrant expects that it will need
to improve and expand its financial
and managerial controls, reporting
systems, and operating procedures.  If
the Registrant experiences delays or
cost overruns in implementing these
systems, or, if these systems are not
as effective as the Registrant
anticipated they would be, the
Registrant could experience
significant material and adverse
difficulties and effects.

Reliance on Key Personnel.  The
Registrant's future success will
greatly depend on the significant
participation of Randolph S. Hudson,
the Registrant's key senior executive
officer, and the Registrant may need
to hire or retain other professional,
technical, operations, and
administrative personnel, all of whom
will be hired, engaged, or retained by
Mr. Hudson.  The Registrant's future
success also will depend on the
Registrant's ability to expand,
integrate, and retain its management
team.  Moreover, recruiting and
retaining skilled personnel is highly
competitive.  If the Registrant fails
to retain, hire, and integrate
qualified employees, professionals,
and consultants, the Registrant would
not be able to maintain and expand its
future operations, if any then may
exist.  Moreover, it is the
Registrant's opinion that, should Mr.
Hudson be unable to serve on the
Registrant's Board of Directors, and,
should Mr. Hudson be unable to remain
employed as the Registrant's Chief
Executive Officer, the Registrant's
current and future business objectives
will not be timely or satisfactorily
realized.

Supermajority Control by Principal
Stockholder.  As of January 25, 2005,
Randolph S. Hudson became the
Registrant's principal shareholder by
purchasing approximately 92.5% of the
Registrant's issued and outstanding
common stock under a private
securities transaction with James W.

 Margulies.  As long as he holds the
number-in-supermajority of the shares
of the Registrant's outstanding common
stock, he will be able to elect the
Registrant's entire Board of Directors
and to remove any director, with or
without cause and without calling a
special meeting.  Any shareholders or
prospective investors of the
Registrant will not be able to affect
the outcome of any shareholder vote.
As a result, Mr. Hudson will control
all matters affecting the Registrant,
including: (i) the composition of the
Registrant's Board of Directors and,
through it, any determination with
respect to the Registrant's business
direction and policies, including the
appointment and removal of its senior
executive officers; (ii) the
allocation of business opportunities
and resources that may be suitable for
the Registrant; (iii) any
determinations with respect to future
mergers or other future business
combinations; (iv) the Registrant's
acquisition or disposition of assets;
(v) the Registrant's financing
objectives; (vi) the disposition of
any matter relating to dividends,
which may be entitled to holders of
the Registrant's common stock; and
(vii) determinations with respect to
the Registrant's tax returns.

RISKS ANALOGOUS WITH FUTURE
ACQUISITIONS BY THE REGISTRANT.

Factors beyond the Registrant's
Control.  The Registrant anticipates
that a part of its plan of operations
will rely on the acquisition of one or
more qualified entities and will rely
on the Registrant to enter into one or
more business combinations.  If the
Registrant does conclude one or more
acquisitions and/or business
combinations, numerous conditions
beyond the Registrant's control may
substantially affect the success of
any such acquisitions or business
combinations.

No Shareholder Vote on Selection of
Target Companies for Acquisition or
for Development.  The Registrant's
minority shareholders will not have an
opportunity to evaluate the specific
merits or risks of any prospective
acquisition or prospective business
combination proposed to the
Registrant's Board of Directors by the
Registrant's Chief Executive Officer.
As a result, shareholders and future
investors will be dependent on the
judgment of Randolph S. Hudson, the
Registrant's current Chief Executive
Officer, in connection with the
selection of the prospective business
assets to be acquired or developed by
the Registrant and with the selection
of one or more candidates with which
the Registrant may amalgamate.  There
can be no assurance that the
determinations ultimately made by Mr.
Hudson will permit the Registrant to
achieve its desired or desirable
business objectives.  The number of
businesses that the Registrant can
acquire, the number of business
combinations the Registrant can
effect, and the diversification of
such companies or businesses will, in
the near and long terms, be dependent
on the amount of capital
accommodations or structured credit
facilities, or both, the Registrant
will be able to secure in a manner
that will not cause the Registrant to
be adjudged insolvent or to promulgate
a determination by any qualified
third-party that the Registrant is
materially under-capitalized.

RISKS ANALOGOUS WITH THE ACQUISITION
AND OPERATION OF ANY ONGOING BUSINESS.

Although the Registrant is not
presently engaged in any ongoing
business, from which it derives any
revenues and income, it is the
intention of the Registrant's newly
elected Chief Executive Officer,
Randolph S. Hudson, to effect one or
more business combinations with one or
more suitable candidates and/or to
start-up a new business or to acquire
an existing business.  Consequently,
the Registrant's shareholders and
future investors should be aware of
the following certain risks, in the
minimum, the Registrant expects to
encounter when engaging in any new or
ongoing business that it may start-up
or acquire.

The Registrant Has No Operating
History In Operating any Business and
its Present Management's Business
Experience is Limited to Certain Types
of Operations.  If the Registrant
entered any business enterprise,
either a start-up or business with a
pre-existing base of operations, and,
either in its name or through one or
more subsidiaries it may form for that
purpose, it would have no operating
history in conducting any ongoing
business enterprise.  The Registrant's
shareholders and prospective investors
should consider the lack of historical
financial and operating information
available on which to base their
evaluation of the Registrant's future
performance.  Because the Registrant
presently owns no assets, has no cash
or other forms of capital reserves,
and has limited or no access to
credible credit accommodations, the
Registrant would be at a significant
disadvantage to establish a business
or to continue in any ongoing business
concern.  Further, the Registrant's
shareholders and prospective investors
should consider the inherent risks,
exposures, and difficulties that are
frequently encountered by small,
struggling companies during their pre-
operating stages of development.

	The Registrant's intentions to
pursue its current, stated business
purpose, and/or to engage in a start-
up or ongoing business transaction,
will require substantial expenditures,
either from paid-in capital or from
suitable credit accommodations from
credible funding sources.  The
Registrant cannot assure its
shareholders and prospective investors
that it will be able to raise
sufficient capital, or to secure
adequate financings, to fund and/or to
develop its objectives' prospects.
Further, the Registrant cannot assure
its shareholders or prospective
investors that any prospective
business opportunity, when so
acquired, will be able to develop and
retain consumer demand or that such
prospects will be remain fiscally
sound and successful while being owned
and/or operated by the Registrant.
Even under the best possible scenario,
the Registrant cannot assure its
shareholders or prospective investors
that it will be able to generate
sufficient revenues to offset the
costs related to any such acquisition
or business combination, including the
Registrant's own general,
administrative, and executive
expenses.  Thus, even
 if the Registrant's plan would
evolve, and could be implemented,
ultimately, it may be unsuccessful and
unable to continue operations in any
business.

Future Activity; Risks of Passive
Ownership.  The Registrant, either on
its own or by and through one or more
wholly owned subsidiaries formed for
such purpose, intends to engage in
business by acquiring an existing
business enterprise (either as an
asset acquisition or as the result of
a business combination) or by starting
up a new business.  If the Registrant
engages in any business by and through
a subsidiary, substantially all of
that subsidiary's prospective gross
revenues can be expected to be derived
from its operations, as distinguished
from any operations that may be
conducted directly by the Registrant.

Under any system or plan of operation
through a subsidiary, wholly owned or
otherwise, the Registrant's
shareholders and prospective investors
should be aware of the fact that any
such subsidiary, most likely, would
operate under a different and
independent system of management from
the Registrant, possibly employing
officers and electing directors
different from those serving the
Registrant.  Moreover, the subsidiary
will be required to maintain separate
and distinct administrative and
operation's structures, which would
subject the subsidiary to its own
significant expenses - prior to its
obligation to disburse its net
revenues to the Registrant - which, in
turn would apply the funds in a manner
consistent with its senior executive
management's decisions.  If the
subsidiary agreed to pay a part of its
revenues to the Registrant under some
type of expense sharing or
administrative allocation method, the
likelihood of two significant and
adverse events could occur:  firstly,
the allocation to the Registrant by
the subsidiary may cause the
subsidiary to end up short on its
accounts and unable to timely
discharge its liabilities and
obligations, and, secondly, the
allocation that could become payable
to the Registrant may not meet the
Registrant's immediate administrative
and executive liabilities and
obligations.

	Alternatively, the Registrant could
enter into one or more joint ventures
with one or more individuals or
entities, each of whom or which would
represent a part of the ownership of
any such asset or business.  The
Registrant's shareholders and
prospective investors should be aware
that a participant in a joint venture
operation, or the holder of a joint
venture interest, typically has no
independent administrative or
operational authority regarding the
day-to-day workings of any such joint
venture.  Therefore, unless the
Registrant, or a subsidiary that would
be formed for such purpose, would be
able to secure and enforce certain
extraordinary rights under the joint
venture or partnership operating
and/or management agreement(s), it can
be expected the Registrant may not be
able to exercise any decision-making
authority regarding development and
operation of the assets or business in
which it may have an interest.

Thus, in conclusion, the Registrant's
strategy of having others operate
properties in which it operates
through a subsidiary or in which would
retain a passive (joint venture or
partnership) interest, may put the
Registrant, or any prospective
operating subsidiary, at risk of being
subjected to the decisions of third-
parties regarding all basic operating
matters, including the administration
and operation of the Registrant, and,
of a more pressing concern, the
contractual liability, and obligatory
matters that would directly and
indirectly materially affect the
Registrant.  While the Registrant
would make every effort to secure
contractual rights that would permit
it to protect and defend its assets
and business, if it were ever to
acquire any such assets or business,
there can be no assurance that such
rights would be sufficient or that the
Registrant, or its contemplated
operating subsidiary, would be
successful in achieving timely or
favorable results.

In addition to its reliance on Mr.
Hudson, as is stated hereinabove, the
Registrant will need to rely on Mr.
Hudson, and upon the aid of others
with whom or with which Mr. Hudson has
made, or will make, satisfactory
arrangements, to provide the
Registrant with capital or credit
accommodations in the foreseeable
future, on the terms and under the
conditions the Registrant's remaining
shareholders may disagree to or
oppose.  [For a more detailed
description of the Hudson Stock
Purchase transaction, refer to
"Section 5 - Corporate Governance and
Management Item 5.01 Changes in
Control of the Registrant".  Also, you
may inspect the actual documents
related to the Hudson Stock Purchase
transaction, which are annexed as
Exhibit 99.1, Exhibit 99.2, and
Exhibit 99.3 hereof.]

The Registrant must further disclose
the prospect of a subsequent change in
control in the event Mr. Hudson
defaulted in finality under his
obligations to Mr. Margulies.

B.  Effect of Rescission and
Reversion.  If Mr. Hudson defaulted on
his obligation to Mr. Margulies, and
did not timely remedy said default,
then ownership of Mr. Hudson's
approximately 92.5% of the
Registrant's common stock would revert
to Mr. Margulies.

Consequently, Mr. Margulies, would,
once again, own 99.99% of the
Registrant's issued and outstanding
shares of common stock and would be in
a position to control most major
events relative to the Registrant,
including, among other things, his
ability to elect directors, fire and
hire officers, change the business
purpose of the Registrant, and other
equally measured actions. Moreover,
all of the planning prepared by Mr.
Hudson, and any liabilities,
obligations, and correlating expenses
the Registrant has or will incur in
connection with Mr. Hudson's plan of
operation, will be for naught.

SECTION 5 - CORPORATE GOVERNANCE AND
MANAGEMENT.

ITEM	5.01.		CHANGES IN CONTROL OF
REGISTRANT.

On January 25, 2005, a change in
control of the Registrant occurred.
Fundamentally, Randolph S. Hudson, an
individual principally residing in the
State of New York, did enter into that
certain Common Stock Purchase
Agreement, dated January 25, 2005
(that "Stock Purchase Agreement"),
with James W. Margulies of Pepper
Pike, Ohio.  [A facsimile of that
Stock Purchase Agreement is annexed as
Exhibit 99.1 hereof.]  Under the terms
of that Stock Purchase Agreement, Mr.
Hudson purchased 185,000 shares, or
approximately 92.5%, of the
Registrant's common voting equity
securities (the Registrant's "Common
Stock") for $100,000, which was to be
paid in accordance with the terms of a
certain promissory note, of even date
with that Stock Purchase Agreement
(that "Note").  [A facsimile of that
Note is annexed as Exhibit 99.2
hereof.]  In addition, Mr. Hudson
secured his obligation to Mr.
Margulies by delivering that certain
Pledge and Security Agreement, dated
January 25, 2005 (that "Pledge
Agreement") to Mr. Margulies as part
of the closing documents for the
transaction.  [A facsimile of that
Pledge Agreement is annexed as Exhibit
99.3 hereof.]

Mr. Hudson claims beneficial ownership
of the Registrant's Common Stock
described hereinabove; he is not a
member of any voting trust or similar
group, whereby, in the company of
other shareholders, he would not vote
in any manner on any given issue; he
has the sole power to vote, or to
direct the vote, and the sole power to
dispose of, or to direct the
disposition of, his 185,000 shares of
the Registrant's Common Stock.  There
are no persons or entities that share
Mr. Hudson's power to vote, nor that
may direct the power to vote, nor that
hold power to dispose of, nor that
direct the power to dispose of, any of
the shares of the Registrant's Common
Stock that he claims to beneficially
own.

The source of the funding used by Mr.
Hudson is that of his personal
obligation; and, no commercial, or
other traditional banking, sources of
financing or credit accommodations
were used in consummating the
transaction; moreover, Mr. Hudson did
not act on behalf of any third party,
nor will any third party directly pay
Mr. Hudson's obligation to Mr.
Margulies.

Prior to Mr. Hudson's purchase of the
Registrant's Common Stock, Mr.
Margulies owned 99.99% of the
Registrant's Common Stock, and served
the Registrant as its sole director,
President, Secretary, and Treasurer.
As a condition to Mr. Hudson and Mr.
Margulies entering into that Stock
Purchase Agreement, among other
things, Mr. Margulies was required to
tender his resignation to the
Registrant's Board of Directors and
shareholders, which resignation became
effective on January 25, 2005.  [Mr.
Margulies' resignation and Mr.
Hudson's subsequent election to serve
on the Registrant's Board of Directors
and his appointment as the
Registrant's President, Secretary, and
Treasurer, are more fully described in
"Item 5.02 Departure of Directors or
Principal Officers; Election of
Directors; Appointment of Principal
Officers" hereinbelow.  In addition, a
copy of Mr. Margulies' resignation is
annexed as Exhibit 99.4 hereof.]

Following Mr. Hudson's purchase of the
Registrant's Common Stock, Mr.
Margulies retained 15,000 shares, or
approximately 7.5%, of the
Registrant's Common Stock.  No voting
agreement nor other arrangement exists
between Mr. Hudson and Mr. Margulies
with respect to voting their
respective shares of the Registrant's
Common Stock, nor is any such
arrangement anticipated to occur in
the near future.

However, the Registrant notifies its
shareholders, any prospective
investors, and the public that should
Mr. Hudson fail to satisfy his
obligation to Mr. Margulies under the
terms of that Note by default not
remedied, or, should Mr. Hudson
default under the terms of that Note
and should Mr. Margulies not forbear
the obligation by agreeing to revised
terms satisfactory to both he and Mr.
Hudson, then, Mr. Margulies may
proceed against the collateral
identified in that Pledge Agreement;
namely, the 185,000 shares of the
Registrant's Common Stock.  Under this
scenario, depending on the manner in
which, and with whom, Mr. Margulies
proceeded to realize the collateral
under that Pledge Agreement, a change
in control of the Registrant would
occur.

Mr. Hudson understands that his
obligation, beyond the date of his
purchase of the Registrant's Common
Stock, requires him to perform further
undertakings regarding his ownership
of the Common Stock.  To that extent,
Mr. Hudson, acting individually, and
as a shareholder of the Registrant,
intends to timely comply with all of
the Commission's rules and regulations
limited to the applicable disclosures
required and associated with his
beneficial ownership of the
Registrant's Common Stock.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR
PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL
OFFICERS.

Resignation of James W. Margulies.  On
January 25, 2005, Randolph S. Hudson
purchased 185,000 shares, or
approximately 92.5%, of the
Registrant's common voting equity
securities (the Registrant's "Common
Stock") from James W. Margulies, who,
prior to that date owned 200,000
shares, or approximately 99.99%, of
the Registrant's Common Stock.  [The
specific terms of the stock purchase
transaction are more fully described
in "Section 5.01 Changes in Control of
Registrant" hereinabove.]

	As a condition contained in that
certain Common Stock Purchase
Agreement (that "Stock Purchase
Agreement"), Mr. Margulies agreed to
resign his position as the sole
Director and his positions as
President, Secretary, and Treasurer of
the Registrant, which collective
resignations became effective on
January 25, 2005.  [A facsimile of
that Stock Purchase Agreement is
annexed as Exhibit 99.1 hereof.
Furthermore, a facsimile of Mr.
Margulies' resignation is annexed as
Exhibit 99.4 hereof.]
Consequentially, Mr. Margulies'
resignation was not the result of an
involuntary termination, nor was his
resignation the result of any
disagreement between him and the
Registrant.  Lastly, as his
resignation was as the result of a
 contractual obligation under a
private securities transaction, his
choice was not of that to stand for
reelection.

However, the Registrant, acting in
accordance with U.S. Federal
securities laws, is (a) providing Mr.
Margulies with a copy of the
disclosures it is making herein and
(b) requesting Mr. Margulies to
furnish the Registrant with a letter
that would have to state whether he
agrees or disagrees, and the specific
details of his agreement or
disagreement, with the Registrant's
statements hereon, which the
Registrant, upon its receipt of Mr.
Margulies' reply, agrees to promptly
file with Commission.

Election of Randolph S. Hudson as
Director and Appointment as President,
Secretary, and Treasurer.  On January
25, 2005, Randolph S. Hudson purchased
185,000 shares, or approximately
92.5%, of the Registrant's common
voting equity securities (the
Registrant's "Common Stock") from
James W. Margulies.  [The specific
terms of the stock purchase
transaction are more fully described
in "Section 5.01 Changes in Control of
Registrant" hereinabove.]  As a
condition of that transaction, and to
not hinder Mr. Hudson's objective to
organize and further develop the
Registrant, Mr. Margulies agreed to
resign his positions as the President,
Secretary, and Treasurer of the
Registrant, which resignation became
effective on January 25, 2005.

In furtherance of that transaction
between Messrs. Hudson and Margulies,
a special meeting of the Registrant's
Board of Directors was held on January
25, 2005, whereby, Mr. Hudson was
nominated and unanimously elected to
serve on the Registrant's Board of
Directors.  At that special meeting,
the Board of Directors, again, acting
in unanimity, appointed Mr. Hudson to
serve in the positions of the
Registrant's President and Chief
Executive Officer, and to fill, in an
interim or temporary capacity (the
term of such appointment undetermined
by the Registrant's Board of Directors
as of the date of this Report), the
positions of Secretary, Chief
Administrative Officer, Treasurer,
Chief Financial Officer, and Chief
Compliance Officer, pending the
Board's expected ongoing evaluation of
qualified candidates and the
subsequent employment of the person or
persons that it will employ to fill
those positions on a later date, as
the Registrant's business and
organization further develops.

The Registrant and Mr. Hudson have not
entered into any formal employment
agreement, and there is no
understanding between Mr. Hudson and
the Registrant with regard to his
prospective compensation or other
remuneration, as of the date of this
Report.

Mr. Hudson's present principal
occupation is that of a business
consultant and developer and he is the
principal of business entities that
are engaged in both commerce and in
industry.  As of the date of this
Report, Mr. Hudson presently serves as
(1) the co-managing senior general
partner of Union First Capital
Markets, a de facto New York general
partnership, which is entitled to
receive mail at Post Office Box 202,
Wyoming, New York 14591 and that
 maintains an office at 233 Alexander
Street, Second Floor, Rochester, New
York 14607; (2) the sole proprietor of
Corporate Strategies and Logistics, a
fictitious business conducted by Mr.
Hudson, which is entitled to receive
mail at Post Office Box 202, Wyoming,
New York 14591 and that is entitled to
receive mail at 11601 Biscayne
Boulevard, Suite 201, North Miami,
Florida  33181,  (3) the incorporator,
principal organizer, Chairman of the
Board, President, and Chief Executive
Officer of Hudson National Financial
Corporation, a de facto Utah
corporation, which is entitled to
receive mail at Post Office Box 202,
Wyoming, New York  14591, (4) the
principal organizer of a prospective
restaurant and bar operation that is
proposed to be located at 2205 Buffalo
Road in Gates, New York, and that is
scheduled to be owned by a de facto
Oklahoma corporation to be renamed
Consumers Hospitality Corporation,
which is entitled to receive mail at
Post Office Box 202, Wyoming, New York
14591), (5) the acting President,
Secretary, Treasurer, and Director of
Montana Acquisition Corporation, a
United States corporation organized
under the laws of the State of
Delaware, entitled to receive mail at
Post Office Box 202, Wyoming, New York
14591, and that maintains an office
address of 14 Franklin Street, Suite
900, Rochester. New York 14604, and
(6) the acting President, Secretary,
Treasurer, and a Director of Second
Mongolian Mining Security Services,
Inc., a non-distributing Federal
Canadian corporation, the securities
of which are quoted (on an
"unsolicited bids" basis) on the Over-
the-Counter Bulletin Board electronic
intermediary quotation system in the
United States under the symbol
"SEMLF", which is entitled to receive
mail at Post Office Box 202, Wyoming,
New York 14591, and that uses a
principal registered office address of
One Yonge Street, Suite 1801, Toronto,
Ontario M5E 1W7 Canada.

Prior to his associations with the
firms stated hereinabove, Mr. Hudson
served as a senior general partner of
HNFC Capital Markets and as a senior
general partner of Alliant Corporate
Strategies.  During the 21 years prior
to his occupations and professional
associations stated hereinabove, Mr.
Hudson was engaged as the key
principal (or as the managing general
partner or as the controlling
shareholder) in the following business
ventures: the ownership and operation
of four new and used car dealerships
(in California and in Utah), two auto
leasing companies (in California and
in Utah), five full service hotels (in
New Mexico, in Texas, in Oklahoma, and
in California), 109 restaurants
(located throughout the contiguous
United States and in Northern Mexico),
three nightclubs (in California, in
Utah, and in Nevada), a chain of
convenience stores (in Utah), a chain
of stationery and office-supply stores
(located in California), a chain of
coin-operated laundry and dry-cleaning
operations (throughout the
Intermountain United States), one
regional ice cream manufacturing and
distribution facility (in Utah), a
chain of retail ice cream and fountain
operations (in Utah, in Nevada, and in
California), a chain of doughnut
stores (in California and in Utah), a
moderately-sized gold and silver
operation (in Nevada), and, finally,
Mr. Hudson owned and personally 412
residential rental units (in Utah and
in Washington).

Of Mr. Hudson's current or prior
business relationships, only Montana
Acquisition Corporation, a Delaware
corporation ("Montana"), is required
to file reports pursuant to section
13(a) or section 15(d) of the Exchange
Act.  However, Montana, under Mr.
Hudson's control and direction, is in
the process of organizing its business
and affairs for further development;
thus, as of the date hereof, Montana
is delinquent in its reporting
obligations to the Commission and
Montana does not trade any of its
common voting equity securities or
debt securities on any intermediary
quotation system or on any regional,
national, or international exchange or
market trading or quotation system.

No other person, and no other entity,
with whom or with which the Registrant
has conducted, or plans on conducting,
its business, is related to Mr.
Hudson; specifically, no officer, no
director, and no person being
considered to serve as an officer or
to become elected as a director is, in
any manner, related to Mr. Hudson.

Certain Relationships and Related
Transactions.  During the two-year
period prior to the date hereof, the
Registrant has been a party to the
following transactions, under which
the individual named hereinbelow has
had a direct and indirect material
interest, and under which such
transactions it could be asserted that
a certain relationship between the
named individual and the Registrant
existed under one or more related
transactions.

James W. Margulies, acting as the sole
Director and as the President,
Secretary, and Treasurer of the
Registrant (who also owned 200,000
shares, or approximately 99.99%, of
the Registrant's total issued and
outstanding common stock, also served
as the Registrant's attorney.
However, during his service as the
Registrant's attorney: (a) Mr.
Margulies did not receive any
compensation for his services rendered
to the Registrant; (b) Mr. Margulies
did not receive any compensation for
his employment by the registrant; (c)
Mr. Margulies did not receive any
stipends or service fees for his
tenure on the Registrant's Board of
Directors; (d) if it was billed, the
total combined invoices for his
representation as the Registrant's
attorney would not have exceeded
$60,000; and, (e) no members of Mr.
Margulies' family performed any work
or services for the Registrant, and
were not elected, or nominated to be
elected, to serve on the Registrant's
Board of Directors.

The Registrant has determined that Mr.
Margulies was the only individual with
whom the possibility of a certain
relationship could exist during the
two-year period prior to the date of
this Report.

SECTION 8 - OTHER EVENTS.

ITEM 8.01.	OTHER EVENTS.

Some of the statements made in Item
8.01 of this Report may be deemed to
be "forward-looking statements", as
that term is defined in Section 27A of
the

 Securities Act of 1933 (15 U.S.C.
77z-2) and in Section 21E of the
Securities Exchange Act of 1934 (15
U.S.C. 78u-5), which are referred to
as "statutory safe harbor" provisions.
Forward-looking statements are not
historical facts; rather, forward-
looking statements are based upon the
opinions and estimates of the
Registrant's management at the time
such statements are made.  Every
forward-looking statement is subject
to inherent risks and uncertainties
that could cause the actual results to
differ materially from the plans,
projections, or expectations expressed
or implied by such statement at the
time the statement was made.  The
Registrant cautions the public not to
place undue influence on these
forward-looking statements, which
speak only as of the date they were
made and may not have been updated in
further filings, schedules, or reports
required to be filed with the
Commission, or with any other body
government.

Certain statements contained in this
section of this Report may infer an
impression of optimism about the
Registrant's beliefs and expectations,
expressed through words such as
"expects", "anticipates", "intends",
"plans", "believes", "seeks",
"estimates", "contemplates",
"prospective", "attempt", "proposed",
and similar expressions or terms
identify forward looking statements.

A.	NOTIFICATION OF PROSPECTIVE RISK TO
SHAREHOLDERS OF THE REGISTRANT.

Due to certain administrative
impediments that were encountered by
the Registrant to prepare and to have
timely filed this Report with the
Commission (chiefly, that of a
temporary financial hardship endured
by the Registrant), the Registrant
does hereby notify its shareholders:
Depending on the Commission's view of
the Registrant's late filing hereof,
the Commission may notify the
Registrant of its disapproval and may
notice the Registrant, or, may impose
a fine or other penalty against the
Registrant or against the Registrant's
Chief Executive Officer for said late
filing.

The imposition of any fine or penalty
would cause a material adverse effect
on the Registrant's current and future
financial condition; and, any formal
censure would impede the Registrant's
contemplated and orderly future
organization and development.

The Registrant expects to be able to
assure the public that all reports and
filings that it is required to file
with the Commission under section
13(a) and section 15(d) of the
Exchange Act will begin to be timely
filed during the first month of the
third calendar quarter of 2005; and,
thereafter, under Mr. Hudson's
control, the Registrant expects that
it will timely file all of its
quarterly, annual, transitional,
periodic, and current reports with the
Commission.

SECTION 9 - FINANCIAL STATEMENTS AND
EXHIBITS.

ITEM 9.01.	FINANCIAL STATEMENTS AND
EXHIBITS.

C.	EXHIBITS.

The Registrant considers the
information contained in each non-
financial exhibit annexed hereto to be
"filed" in accordance with the
applicable provisions of the
Securities Exchange Act of 1934.

The following is a table of the non-
financial exhibits filed with this
Report.

Exhibit No./Description of Exhibit

99.1 Hudson Stock Purchase Agreement
99.2 Form of Hudson Promissory Note
99.3 Hudson Pledge and Security
Agreement
99.4 Margulies' Resignation

SIGNATURES

Pursuant to the requirements of the
Securities Exchange Act of 1934, the
Registrant has duly caused this Report
to be signed on its behalf by the
undersigned hereunto duly authorized.

Cartoon Acquisition, Inc.,
a Delaware corporation (the
"Registrant")
Dated: January 26, 2005

/s/ Randolph S. Hudson
Randolph S. Hudson
President

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